Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA SERIES, INC.

Focused Dividend Strategy Portfolio

SunAmerica Strategic Value Portfolio

(Each a “Portfolio,” and collectively the “Portfolios”)

Supplement dated October 4, 2013

to the Prospectus dated May 14, 2013,

as supplemented and amended to date

Effective October 18, 2013, Timothy Pettee, Timothy Campion and Andrew Sheridan will serve as the portfolio managers of the Portfolios, replacing Brendan Voege. Accordingly, on pages 21 and 26 of the Prospectus, the heading “Portfolio Manager” is hereby deleted and replaced with “Portfolio Managers” and the portfolio management disclosure with respect to each Portfolio is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Pettee	2013	Lead Portfolio Manager, Senior Vice President and Chief Investment Officer at SunAmerica
Timothy Campion	2013	Co-Portfolio Manager, Vice President at SunAmerica
Andrew Sheridan	2013	Co-Portfolio Manager, Vice President at SunAmerica

In addition, under the heading “Portfolio Management – Focused Dividend Strategy Portfolio” on page 50 of the Prospectus, the portfolio management disclosure is hereby deleted in its entirety and replaced with the following:

Timothy Pettee Lead Portfolio Manager, Senior Vice President and Chief Investment Officer (SunAmerica)	Mr. Pettee is Senior Vice President and Chief Investment Officer of SunAmerica. Prior to SunAmerica, Mr. Pettee was Executive Vice President and Global Director of Research for Schroder Investment Management. Prior to Schroder, he was Director or Research with U.S. Trust Company of New York and co-managed that firm’s small-cap retail funds and research core products. He also held several positions in research and portfolio management at Alliance Capital Management.

Timothy Campion Co-Portfolio Manager, Vice President (SunAmerica)	Mr. Campion joined SunAmerica in February 2012. He is responsible for the management and trading of a wide variety of domestic equity index funds managed by SunAmerica and is co-portfolio manager of the International Dividend Strategy Fund and other SunAmerica funds. Prior to joining SunAmerica, Mr. Campion was Vice President and Portfolio Manager at PineBridge Investments LLC since 1999.

Andrew Sheridan Co-Portfolio Manager, Vice President (SunAmerica)	Mr. Sheridan joined SunAmerica in 2003. In addition to his portfolio management responsibilities, Mr. Sheridan is a member of the SunAmerica research team, covering the technology industry. Prior to joining SunAmerica, Mr. Sheridan worked in the research department at U.S. Trust and the market research division of Greenwich Associates. He received his BA from St. Lawrence University and his MBA from the Anderson School of Management at the University of California at Los Angeles.

Under the heading “Portfolio Management –SunAmerica Strategic Value Portfolio” on page 50 of the Prospectus, the portfolio management disclosure is hereby deleted in its entirety and replaced with the following:

Timothy Pettee Lead Portfolio Manager, Senior Vice President and Chief Investment Officer (SunAmerica)	See Focused Dividend Strategy Portfolio on page 50.

Timothy Campion Co-Portfolio Manager, Vice President (SunAmerica)	See Focused Dividend Strategy Portfolio on page 50.

Andrew Sheridan Co-Portfolio Manager, Vice President (SunAmerica)	See Focused Dividend Strategy Portfolio on page 50.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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